SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) February 10, 2003
      ------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


















ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated February 10, 2003, issued by AMCON Distributing Company


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 10, 2003, AMCON issued a press release announcing the its earnings for the first quarter ended December 27, 2002. The press release is furnished herewith as an exhibit and incorporated herein by reference.



                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:    February 10, 2003      By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer










                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1             Press release, dated February 10, 2003, issued by AMCON
                 Distributing Company










                            Exhibit 99.1

                            NEWS RELEASE

                  AMCON REPORTS 1ST QUARTER EARNINGS

Omaha, NE, February 10, 2003 - AMCON Distributing Company (AMEX:DIT), an Omaha, NE based consumer products company, announced today that its net income for the first quarter ended December 2002 was $274,974 or $ 0.09 per diluted share compared with $390,642 or $0.14 per diluted share for the first quarter of the prior year. Sales for the first quarter were $197.7 million compared to $210.2 million for the same period in the prior year.

William F. Wright, Chairman of AMCON, stated that "In a fiercely competitive environment, as is the wholesale distribution business, our sales did decline from the comparable quarter of last year but, in spite of that fact, we were able to retain the net income contribution from the wholesale distribution business and manage our inventories and receivables in a way that resulted in cash flow and debt reduction in excess of $12.0 million for the quarter. We were also able to control our operating expenses and continue our focus on customer service, which we believe sets us apart from our competitors.

The realignment of our management team in our retail health food segment showed dramatic results last fiscal year. Because of this, as previously announced, we have allocated additional resources to the expansion of this business to remodel certain locations and to expand into new markets. We believe that this approach will allow us to increase sales and more effectively utilize our management overhead expenses."

Wright added, "We announced last month the creation of a new beverage division which includes Hawaiian Springs Natural Water Company and The Beverage Group, Inc. The Beverage Group, Inc. will focus its efforts on the development of markets for Hawaiian Springs/R/ natural spring water products and other non-owned premium beverages on the U.S. mainland, Canada and Mexico. The upgrade to our water plant in Hawaii is now substantially completed and we expect a new warehouse and additional equipment presently being installed to be ready for the summer season. Additionally, we expect shortly to announce agreements with non-owned premium beverage manufacturers to distribute their products in our markets.

Finally, we have completed the required analysis of goodwill impairment and have been advised that there is no impairment and, accordingly, no charges will need to be taken by the Company."

AMCON is a leading wholesale distributor of consumer products including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Wyoming. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc. (formerly Food For Health Co., Inc.), operate health and natural product retail stores in central Florida (7), Kansas, Missouri, Nebraska and Oklahoma (3). The retail stores operate under the names Chamberlin's Market & Cafe and Akin's Natural Foods Market. Hawaiian Natural Water Company, Inc., which was acquired in December of 2001, produces and sells natural spring water under the Hawaiian Springs label. The water is bottled at the source on the Big Island of Hawaii. The Beverage Group, Inc. markets and distributes Hawaiian Springs and other premium beverage products in the United States, Canada and Mexico.

This news release contains forward looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward looking statements. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

          Visit AMCON Distributing Company's web site at: www.amcon.com






































                               AMCON Distributing Company and Subsidiaries
                                 Condensed Consolidated Balance Sheets
                                   December 2002 and September 2002
----------------------------------------------------------------------------------------
                                                         (Unaudited)
                                                        December 2002     September 2002
                                                        -------------     --------------
                  ASSETS
Current assets:
  Cash                                                  $    118,375       $    130,091
  Accounts receivable, less allowance for doubtful
    accounts of $0.7 million and $0.6 million,
    respectively                                          26,488,856         31,216,783
  Inventories                                             28,321,040         35,744,074
  Income tax receivable                                      904,760            981,054
  Deferred income taxes                                      324,369            324,369
  Other                                                      493,092            393,365
                                                        ------------       ------------
          Total current assets                            56,650,492         68,789,736

Fixed assets, net                                         16,009,266         16,096,124
Available-for-sale investments                               710,590            562,000
Goodwill                                                   6,091,402          6,091,402
Other Intangible Assets                                   11,728,084         11,804,284
Other assets                                               1,287,244          1,242,923
                                                        ------------       ------------
                                                        $ 92,477,078       $104,586,469
                                                        ============       ============
       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                      $ 19,960,502       $ 19,873,851
  Accrued expenses                                         3,390,965          3,969,164
  Accrued wages, salaries, bonuses                         1,595,735          1,371,310
  Current liabilities of discontinued operations              87,378             93,558
  Current portion of long-term debt                        4,597,488         14,783,967
  Current portion of subordinated debt                     1,708,987          1,708,986
                                                        ------------       ------------
          Total current liabilities                       31,341,055         41,800,836
                                                        ------------       ------------

Deferred income taxes                                        844,780            788,316
Non-current liabilities of discontinued operations           188,025            197,024
Long-term debt, less current portion                      34,375,600         36,362,099
Subordinated debt, less current portion                    8,738,886          8,738,886

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $.01 par value, 1,000,000
    shares authorized, none outstanding                            -                  -
  Common stock, $.01 par value, 15,000,000
    shares authorized, 3,168,961 and 3,156,962
    issued, respectively                                      31,690             31,570
  Additional paid-in capital                               5,998,006          5,977,643
  Accumulated other comprehensive income,
    net of tax of $0.2 million and $0.2 million,
    respectively                                             386,897            294,771
  Retained earnings                                       10,572,139         10,395,324
                                                        ------------       ------------
          Total shareholders' equity                      16,988,732         16,699,308
                                                        ------------       ------------
                                                        $ 92,477,078       $104,586,469
                                                        ============       ============











                 AMCON Distributing Company and Subsidiaries
               Condensed Consolidated Statements of Operations
              for the three months ended December 2002 and 2001
                                  (Unaudited)
----------------------------------------------------------------------------
                                                   2002             2001
                                              -------------     ------------
Sales (including excise taxes of
 $41.7 million and $38.4 million,
 respectively)                                $ 197,720,887    $ 210,153,847

Cost of sales                                   183,877,011      195,043,632
                                              -------------    -------------
     Gross profit                                13,843,876       15,110,215
                                              -------------    -------------
Selling, general and administrative
 expenses                                        12,175,703       12,557,354
Depreciation and amortization                       556,346          719,284
                                              -------------    -------------
                                                 12,732,049       13,276,638
                                              -------------    -------------

     Income from operations                       1,111,827        1,833,577
                                              -------------    -------------
Other expense (income):
  Interest expense                                  843,655        1,084,098
  Other income, net                                (171,802)         (46,797)
  Equity in loss of unconsolidated affiliate              -           95,007
                                              -------------    -------------
                                                    671,853        1,132,308
                                              -------------    -------------

Income before income taxes                          439,974          701,269

Income tax expense                                  165,000          310,627
                                              -------------    -------------


Net income                                    $     274,974    $     390,642
                                              =============    =============

Earnings per share:
   Basic                                      $        0.09    $        0.14
                                              =============    =============

   Diluted                                    $        0.09    $        0.14
                                              =============    =============

   Dividends per share                        $        0.03    $        0.03
                                              =============    =============

Weighted average shares outstanding:
  Basic                                           3,157,790        2,788,633
  Diluted                                         3,232,023        2,859,271



FOR FURTHER INFORMATION CONTACT:
Michael D. James
Chief Financial Officer
AMCON Distributing Company
Tel 402-331-3727
Fax 402-331-4834